UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 26, 2016

NORWOOD FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-28364	23-2828306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Main Street, Honesdale, Pennsylvania	18431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:              (570) 253-1455

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NORWOOD FINANCIAL CORP.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07.  Submission of Matters to a Vote of Security Holders

(a)           On April 26, 2016, the Company held its annual meeting of stockholders.

(b)           The following is a record of the vote on each matter presented at the annual meeting.

(1)    Election of directors

Nominee	For	Withheld	Broker Non-Vote

Dr. Andrew A. Forte	2,384,912	37,097	607,925
Ralph A. Matergia	2,163,479	258,530	607,925
Susan Gumble	2,387,165	34,844	607,925

There were no abstentions in the election of directors.

(2)           Ratification of appointment of S.R. Snodgrass, P.C. as independent auditors for the fiscal year ending December 31, 2016.

For	Against	Abstain

2,986,856	33,832	9,246

There were no broker non-votes on the ratification of auditors.

For further information, reference is made to the Registrant’s press release dated April 28, 2016, which is filed herewith as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits:

99.1           Press Release, dated April 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORWOOD FINANCIAL CORP.
Date: April 28, 2016	By:	/s/ Lewis J. Critelli
Lewis J. Critelli President and Chief Executive Officer (Duly Authorized Representative)